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                       AUSA LIFE INSURANCE COMPANY, INC.
                               SEPARATE ACCOUNT C

                       SUPPLEMENT DATED NOVEMBER 10, 1998
                                     to the
                        PROSPECTUS DATED OCTOBER 1, 1998
                                    for the
                         AUSA MARQUEE VARIABLE ANNUITY

                                   Offered by
                       AUSA LIFE INSURANCE COMPANY, INC.
                           (A New York Stock Company)


Right to Cancel Period for Replacements

Effective November 10, 1998, if the Contract Owner is purchasing a Contract as a replacement of an existing annuity contract or life insurance or endowment policy, a Right to Cancel Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. (If the purchase is not a replacement, the Right to Cancel Period is 10 days after the Contract Owner receives the Contract plus 5 days for mailing.) The Contract Owner may cancel the Contract during the Right to Cancel Period by returning the Contract to the Company's Administrative Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or to the agent from whom the Contract Owner purchased the Contract or mailing it to us at P.O. Box 3183, Cedar Rapids, Iowa 52406-3183. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract as of the day the Contract is received by the Company plus the amount of any fees and Premium Taxes that may have been subtracted to date.

Reinstatements

The Company occasionally receives requests to reinstate funds that had been transferred to another company via an exchange under Code Section 1035 or a trustee-to-trustee transfer under the Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Code
Section 1035 exchanges or reinstatements.